Exhibit 10.10

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of March 28, 2014 (the “Effective Date”) among Powell Industries, Inc., a Delaware corporation (“Borrower”), Powell Electrical Systems, Inc., and Powell Industries International, Inc. (“Guarantors”), Bank of America, N.A., a national banking association, as Administrative Agent, Swingline Lender and L/C Issuer under the Credit Agreement (in such capacity as administrative agent, together with its successors in such capacity, “Administrative Agent”), and each lender from time to time party to the Credit Agreement (collectively, “Lenders” and individually, a “Lender”).  Capitalized terms used but not defined in this Amendment have the meaning given them in the Credit Agreement (defined below).

RECITALS

A.Borrower and Guarantors (collectively, the “Loan Parties”), Administrative Agent and Lenders entered into that certain Credit Agreement dated as of December 31, 2013 (as amended, restated or supplemented the “Credit Agreement”).  As of the date hereof, Bank of America, N.A. is the sole Lender under the Credit Agreement.

B.The Loan Parties, Administrative Agent and Lender desire to correct the amount of the Revolving Commitment in the Credit Agreement, subject to the terms and conditions of this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

1.Amendments to Credit Agreement.  The Credit Agreement is corrected as set forth below as of the Effective Date:

(a)The first recital in the Preliminary Statements of the Credit Agreement is hereby amended to replace the amount “$72,000,000” where it appears, with the amount “$75,000,000”.

(b)Schedule 1.01(b) of the Credit Agreement is hereby amended to replace the amount “$72,000,000” where it appears on such Schedule, with the amount “$75,000,000”.

2.Conditions.  This Amendment shall be effective on the Effective Date once this Amendment has been executed by the Loan Parties, Administrative Agent and Lender.

3.Miscellaneous.  All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment.  Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect.  This Amendment and the other Loan Documents must be construed, and their performance enforced, under Texas law.

4.Entirety.  The Loan Documents (AS AMENDED HEREBY) Represent the Final Agreement Among the Loan Parties, Administrative Agent and Lender and May Not Be Contradicted by Evidence of Prior, Contemporaneous, or Subsequent Oral Agreements by the Parties.  There Are No Unwritten Oral Agreements among the Parties.

[Signatures appear on the following pages]

The Amendment is executed as of the date first set forth above.

BORROWER:
POWELL INDUSTRIES, INC.
By:
Don R. Madison
Vice President, Secretary and Treasurer

GUARANTORS:
POWELL INDUSTRIES INTERNATIONAL, INC.,
a Delaware corporation
By:
Don Madison
Vice President, Secretary, and Treasurer

POWELL ELECTRICAL SYSTEMS, INC.,
a Delaware corporation
By:
Don Madison
Vice President, Secretary, and Treasurer

Signature Page to First Amendment to Credit Agreement (Powell Industries, Inc.)

BANK OF AMERICA, N.A., as Administrative Agent
By:
Shelley A. McGregor
Senior Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer
and Swingline Lender
By:
Shelley A. McGregor
Senior Vice President

Signature Page to First Amendment to Credit Agreement (Powell Industries, Inc.)